Schedule II Valuation and Qualifying Accounts (Details) (Valuation Allowance of Deferred Tax Assets [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011		Oct. 31, 2010		Oct. 31, 2009
Valuation Allowance of Deferred Tax Assets [Member]
Movement in valuation and qualifying accounts [Roll Forward]
Balance at Beginning of Period	$ 527		$ 684		$ 621
Additions Charged to Costs, Expenses or Other Accounts	3	[1]	0	[1]	65	[1]
Deductions	(161)	[2]	(157)	[2]	(2)	[2]
Balance at End of Period	$ 369		$ 527		$ 684

[1]	Additions include current year valuation allowance build due to current year increase in net deferred tax assets, for return to provision true-ups, other adjustments, and OCI impact to deferred taxes.
[2]	Deductions include current year reduction in valuation allowance due to current year decrease in net deferred tax assets, for return to provision true-ups, other adjustments, and OCI impact to deferred taxes.